Exhibit 32.1


                  FLEXPOINT SENSOR SYSTEMS, INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, John A. Sindt, Principal Executive and Financial Officer of Flexpoint Sensor Systems, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the annual report on Form 10-KSB of the Company for the year ended
     December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: February 18, 2004

/s/ John A. Sindt
____________________________________
John A. Sindt
Chief Executive Officer
and Principal Financial Officer